UNITED STATES
                    SECURITIES AND EXCHANGE COMMISSION
                          Washington D.C., 20549

                                 Form 8-K

                              CURRENT REPORT


                  Pursuant to Section 13 or 15(d) of the
                      Securities Exchange Act of 1934

     Date of Report (Date of earliest event reported) January 15, 1998


                     Commission file number 33-12664-D

                      WORLDWIDE GOLF RESOURCES, INC.
            (Exact name of registrant as specified in charter)


          Nevada                                  88-0335511
     (State of other jurisdiction of              (I.R.S. Employer
     incorporation or organization)               Identification Number)

     251 Saulteaux Crescent
     Winnipeg, MB, Canada                         R3J 3C7
     (Address of Principal Executive Office)      (Zip Code)

                              (204) 885-5555
             (Registrant's Executive Office Telephone Number)

     1850 E. Flamingo Rd., Suite 111
     Las Vegas, Nevada                                 89119
     (Address of United States Office)                 (Zip Code)

                              (702) 866-5880
         (Registrant's U.S. Telephone Number, Including Area Code)

                                Copies To:

                           Donald J. Stoecklein
                               Legal Counsel
                      1850 E. Flamingo Rd., Suite 111
                         Las Vegas, Nevada  89119
                              (702) 866-5880

Worldwide Golf Resources, Inc.  Page Two



Item No. 1.    Changes in Control of Registrant.


No events to report


Item No. 2.    Acquisition or Disposition of Assets.


On August 31, 1998 Worldwide Golf Resources, Inc. executed a stock purchase agreement to sell its wholly owned subsidiary, Worldwide Golf Resources, Inc. (a Georgia Corporation), doing business as American Turf. The sale of American Turf falls in line with Management's reorganization plan that was implemented in late 1997, wherein Management vowed to eliminate unprofitable subsidiaries and focus on the profitability of Worldwide Golf Resources, Inc.


Item No. 3.    Bankruptcy or Receivership.


No events to report.


Item No. 4.    Changes in Registrant's Certifying Accountant.


No events to report.


Item No. 5.    Other Events.


No events to report.


Item No. 6.    Resignation of Registrant's Directors.


No events to report.

Worldwide Golf Resources, Inc.  Page Three


Item  No.  7.  Financial  Statements, Proforma  Financial  Information  and
Exhibits.


Stock Purchase Agreement for the sale of Worldwide Golf Resources, Inc (a Georgia Corporation), d/b/a American Turf.


                                SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Worldwide Golf Resources, Inc.


By: /s/Anthony N. DeMint                     Dated:  August 31, 1998
  -----------------------------------
    Anthony N. DeMint, Vice President


By: /s/Debra K. Amigone                      Dated:     August 31, 1998
  ----------------------------------
       Debra K. Amigone, Secretary

                    STOCK PURCHASE AGREEMENT

     THIS STOCK PURCHASE AGREEMENT is entered into this 31st day of August, 1998, by and between WORLDWIDE GOLF RESOURCES, INC., a Nevada Corporation (hereinafter collectively referred to as "Seller") and SYNTHETIC TURF RESOURCES, INC., a Georgia Corporation (hereinafter referred to as "Purchaser").

     WHEREAS, Seller is the owner of 10,000 shares of common stock of WORLDWIDE GOLF RESOURCES, INC., a Georgia Corporation (hereinafter referred to as "Corporation"), which represents 100% of the issued and outstanding shares of Corporation, and

     WHEREAS, Seller desires to sell the 10,000 shares of its stock in Corporation, and

     WHEREAS, Purchaser desires to purchase from Seller the 10,000 shares of stock in Corporation representing all of the issued and outstanding stock in Corporation.

     NOW, THEREFORE, the parties agree as follows:

1. Seller will sell to Purchaser 10,000 shares of common stock of Corporation, for a total purchase price of $364,487.00 payable as follows:

1) Purchaser shall assume the outstanding payables of the Corporation in the amount of $204,487.00 (see Exhibit "A" attached) together with pending litigation (see Exhibit "B" attached). With the exception of the payables and pending litigation listed on the attached Exhibits "A" and "B", it is agreed between the parties that Purchaser will not assume any liabilities incurred by American Turf Manufacturing, Inc. prior to June 1, 1997, including, but not limited to, the balance of the 941 taxes due to the Internal Revenue Service.

2) Worldwide Golf Resources, Inc., a Georgia Corporation, shall deliver to Seller a promissory note in favor of Seller in the amount of One Hundred Thousand Dollars ($100,000.00) bearing interest at the rate of eight percent (8%) per annum for a term of three (3) years. Interest shall accrue for the first year and be payable one year from the date of the Not and quarterly thereafter (See Exhibit "C" attached). It is understood that this paragraph is subject to all provisions of Paragraph "d" below.

3) Worldwide Golf Resources, Inc., a Georgia Corporation, shall deliver to Seller a promissory note in favor of Seller in the amount of Sixty Thousand Dollars ($60,000.00) which shall be paid at the rate of the greater of $5,000 or 2.5% of the gross sales price of any driving range projects received by the Corporation after the date of execution of this Agreement.

4) Purchaser shall manufacture, supply and sell to Seller synthetic turf for purposes of Seller installing said turf on five (5) projects of Sellers choosing, provided said projects are owned and operated by Seller, for a period of three years following the closing of this Agreement. The price of said synthetic turf shall be at a cost of five percent (5%) over Purchaser's cost, which cost shall be verified by Seller at time of order. Upon the delivery of said synthetic turf to the project site of Seller (FOB Rome, Georgia), Seller shall reduce the principal due under the above promissory note by the sum of twenty-thousand dollars ($20,000.00). The promissory note shall terminate the earlier of (i) payment in full or (ii) three years from the date of the note. Upon the expiration of the third year following the close of this Agreement, the note shall be deemed paid in full regardless of how many projects Seller has purchased synthetic turf for from Purchaser, which could be any number from zero to a maximum of five (5).

5) Seller shall deliver to Purchaser, upon closing, a Bill of Sale for the inventory listed on Exhibit "1" to the Bill of Sale, including but not limited to any and all rights of Seller in and to Patent No. 4,705,706, the trade names; American Turf, AmTurf and American Turf Manufacturing, access to and control over any and all current telephone numbers (including 800#'s, postal boxes or other mailing addresses, customer list or other contacts, and contracts issued or other project estimates currently under the control or ownership of the Corporation.

6) Purchaser shall be responsible to pay any existing and future payroll obligations of Corporation.

Seller has advanced the sum of $1,671.78 to cover rent on the building in Rome, Georgia for which Purchaser shall reimburse Seller out of the receivable from the Auburn Hills, Michigan, project.

3. Closing shall be held on or before August 31, 1998, in accordance with the escrow instructions attached. In the event closing shall not take place on or before August 31, 1998, this Contract shall become null and void.

2. Seller agrees not to enter the synthetic turf industry in any way, other than the purchase of synthetic turf for the Seller's sole use, for a period to run concurrent with the promissory note.

3. Purchaser agrees to defend, hold harmless and indemnify Seller against any claims which may arise in the future and are related directly to the operation of the Corporation since its inception.

4. Except as otherwise provided within this Agreement, neither party hereto may transfer or assign this Agreement without prior written consent of the other party.

5. This Agreement shall be governed by and construed in accordance with the laws of the State of Nevada.

6. This Agreement contains the entire understanding between and among the parties and supersedes any prior understandings and agreements among them respecting the subject matter of this Agreement.

7. Any notices permitted or required under this Agreement shall be deemed given upon the date of personal delivery or 48 hours after deposit in the United States mail, postage fully prepaid, return receipt requested, addressed as follows:


          If the Seller:

          Worldwide Golf Resources, Inc.
          1850 E. Flamingo Road, Suite 111
          Las Vegas, Nevada 89119

          If the Purchaser:

          Synthetic Turf Resources, Inc.
          101 Calhoun
          Rome, Georgia

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement the day and year first above written.

                                   WORLDWIDE GOLF RESOURCES, INC.
                                   A Nevada Corporation


                                   By /s/Anthony N. Demint
                                      ----------------------------------
                                       Anthony N. DeMint, Vice President

                                   SYNTHETIC TURF RESOURCES, INC.


                                   By /s/Joey Pledger
                                      ----------------------------------
                                      Joey Pledger, President


The undersigned approves and accepts the terms of the above agreement.

WORLDWIDE GOLF RESOURCES, INC.
A Georgia Corporation


By /s/Joey Pledger
   ----------------------------
   Joey Pledger, President